UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

June 30, 2011

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

One Technology Drive, Building G

Irvine, California 92618

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2011, Local.com Corporation (the “Registrant”) entered into a Google Services Agreement with Google Inc. (the “Agreement”). The Agreement provides for the implementation by Local.com of advertising and search services on websites, subject to the Registrant’s compliance with policy and compliance obligations as more fully described in the Agreement. Specifically, the Registrant will display Google’s pay-per-click advertisements on the Registrant’s website located at www.local.com, among others, in return for which the Registrant will receive a share of the revenue produced when an Internet end user clicks on such advertisements and is delivered to a Google advertiser’s website. Google maintains very strict standards for the websites that may display Google’s pay-per-click advertising and the Registrant must meet those standards pursuant to the terms of the Agreement in order to continue to display such Google pay-per-click advertisements. If this agreement with Google is terminated for any reason, the Registrant’s financial results could be materially adversely affected. The effective date of the Agreement is August 1, 2011, and it ends on July 31, 2013.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which was previously filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on July 7, 2011 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.1 is a redacted copy of the Agreement and is incorporated herein by reference.

Explanatory Note:

After filing the July 7, 2011, Form 8-K, the Registrant’s request for confidential treatment was reviewed by the SEC. As a result, the Registrant has supplemented its description of the Agreement, as set forth in this Item 1.01 description.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1*(1)	Google Services Agreement dated June 30, 2011, by and among the Registrant and Google Inc.

*	Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 7, 2011.
(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: November 3, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1*(1)	Google Services Agreement dated June 30, 2011, by and among the Registrant and Google Inc.

*	Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 7, 2011.
(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.